                                                                    EXHIBIT 10.6

                                                                         NO. W-1



THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS.


              VOID AFTER 5:00 P.M. MOUNTAIN TIME ON AUGUST 12, 2003


                               WARRANT TO PURCHASE
                        45,994 SHARES OF COMMON STOCK OF


                                  USA.NET, INC.


         This is to certify that, FOR VALUE RECEIVED, BT ALEX. BROWN INCORPORATED or its registered assigns pursuant to Section (d) hereof ("HOLDER"), is entitled to purchase, subject to the provisions of this Warrant, from USA.NET, Inc., a Delaware corporation (the "COMPANY"), forty-five thousand nine hundred ninety-four (45,994) fully paid, validly issued and nonassessable shares (the "INITIAL WARRANT SHARES") of Common Stock, par value $.001 per share, of the Company ("COMMON STOCK"), at the exercise price of $14.75 per share (the "INITIAL EXERCISE PRICE") on or prior to 5:00 p.m. Mountain Time on August 12, 2003 (the "EXPIRATION DATE"). The Initial Warrant Shares and the Initial Exercise Price may be adjusted from time to time as hereinafter set forth. The Initial Warrant Shares, as adjusted from time to time, are hereinafter sometimes referred to as "WARRANT SHARES," and the Initial Exercise Price, as adjusted from time to time, is hereinafter sometimes referred to as the "EXERCISE PRICE."

         (a) EXERCISE OF WARRANT; NOTIFICATION OF EXPIRATION DATE OF WARRANT. The Warrant may be exercised at any time or from time to time, on or prior to the Expiration Date (the "EXPIRATION DATE"), provided, however, that if such day is a day on which banking institutions in the State of Colorado are authorized by law to close, then on the next succeeding day which shall not be such a day. The Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed (with signature guaranteed if required by the Company or its stock transfer agent) and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and any applicable taxes. The purchase price for any Warrant Shares purchased pursuant to the exercise of this Warrant shall be paid in full upon such exercise in cash or by certified or bank check or pursuant to a cashless exercise procedure whereby the Warrant Shares issued upon exercise of this Warrant will be sold with Holder receiving the difference between the Exercise Price and the sale price, in cash, and the


                                       1.
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Company receiving the Exercise Price for the Warrant Shares, in cash, or any combination of the foregoing methods of paying the Exercise Price. In the alternative, the Warrant may be exchanged for Warrant Shares as described in Section (k). As soon as practicable after each such exercise of the Warrant, but not later than five (5) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee, except in the case of a cashless exercise. If the Warrant should be exercised in part only, the Company shall, upon surrender of the Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. In the event of a cash exercise, upon receipt by the Company of the Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the Exercise Price thereof and taxes as aforesaid in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. In order to assure the availability of an exemption from registration under the federal or applicable state securities laws, the Company may condition the exercise of the Warrant upon the Holder delivering to the Company an investment letter in a form reasonably satisfactory to the Company. It is further understood that certificates for the Warrant Shares, if any, to be issued upon exercise of the Warrant may contain a restrictive legend in accordance with Section (j) hereof. Notwithstanding anything herein to the contrary, the Company shall mail to the Holder, by certified mail, return receipt requested, notice of the Expiration Date of the Warrants, no later than sixty (60) days prior to the Expiration Date. In the event the Company shall fail to send such required notice at the time and in the manner set forth in the preceding sentence, the Expiration Date of the Warrants shall be extended to a date sixty (60) days following the date that a written notice of the Expiration Date of the Warrants is sent by the Company.

         (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. If the Common Stock is or becomes listed on any national securities exchange or the NASDAQ National Market System, the Company shall also list such shares on such exchange subject to notice of issuance or maintain the listing of its Common Stock on the NASDAQ system, as the case may be. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirement of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise.

         (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the effective Exercise Price.




                                       2.
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         (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. The Warrant is
exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to Section (j) hereof, the Holder may transfer or assign the Warrant, in whole or in part and from time to time. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed (with signature guaranteed, if required by the Company or its stock transfer agent) and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee or assignees named in such instrument of assignment and this Warrant shall promptly be cancelled. This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "WARRANT" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction, of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor, date and amount. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the original Warrant shall be at any time enforceable by anyone.

         (e) NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

         (f) ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section (f). Upon each adjustment of the Exercise Price pursuant to this Section (f), the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (i) SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.



                                       3.

                  (ii) DIVIDENDS IN STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor:

                           (1) Common Stock or any shares of stock or other
securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

                           (2) any cash paid or payable otherwise than as a cash
dividend; or

                           (3) Common Stock or additional stock or other
securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of (f)(i) above);

then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clauses (f)(ii)(2) and (f)(ii)(3) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

                  (iii) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time prior to the Expiration Date, the Common Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Organic Change (as defined below) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section (f)), in any such event the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive the kind and amount of stock and other securities and property the Holder would have received had it exercised this Warrant immediately prior to such recapitalization, reclassification or other change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  (iv) SALE OF SHARES BELOW EXERCISE PRICE.

                           (1) If at any time or from time to time prior to the
Expiration Date, the Company issues or sells, or is deemed by the express provisions of this subsection (f) to have issued or sold, Additional Shares of Common Stock (as defined in subsection (f)(iv)(4) below), other than as a dividend or other distribution on any class of stock as provided in Section
(f)(ii) above, and other than a subdivision or combination of shares of Common Stock as provided in





                                       4.
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Section (f)(i) above, for an Effective Price (as defined in subsection
(f)(iv)(4) below) less than the Exercise Price, then and in each such case, the then existing Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Exercise Price then in effect by a fraction (i) the numerator of which shall be
(A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in subsection
(f)(iv)(2)) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Exercise Price, and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of the Company's Preferred Stock could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities outstanding on the day immediately preceding the given date whether or not then exercisable.

                           (2) For the purpose of making any adjustment required
under this Section (f)(iv), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities (as defined in subsection (f)(3)) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

                           (3) For the purpose of the adjustment required under
this Section (f)(iv), if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Exercise Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation




                                       5.

of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that, if in the case of Convertible Securities, the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that, if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that, if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the number of shares of Common Stock the Holder is entitled to upon exercise of this Warrant, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the number of shares of Common Stock the Holder is entitled to upon exercise of this Warrant shall be readjusted to the number of shares the Holder would have been entitled to had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

                           (4) "Additional Shares of Common Stock" shall mean
all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section (f)(iv), whether or not subsequently reacquired or retired by the Company other than (1) shares of Common Stock issued upon conversion of the Company's Preferred Stock; (2) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) (collectively, the "Option Shares") after the date hereof, to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board, provided that, the number of Option Shares issued pursuant to this clause
(2) does not exceed twenty percent (20%) of the total outstanding capital stock of the Company (assuming conversion of all shares of Preferred Stock into Common Stock and assuming the conversion or exercise of all options, warrants or other rights to purchase capital stock of the Company, including the Option Shares issued); (3) shares of Common Stock or Preferred Stock (and Common Stock issued or issuable upon conversion of such Preferred Stock) issued pursuant to the exercise of options, warrants or convertible securities outstanding




                                       6.

prior to the date hereof; (4) Common Stock or Convertible Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination and (5) Common Stock or Convertible Securities issued pursuant to any equipment leasing arrangement, or debt financing approved by the Board of Directors (collectively the "Debt Financing Shares") from a bank or similar financial institution; provided that the number of Debt Financing Shares issued in all such transactions does not have an aggregate value in excess of $250,000. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section (f)(iv), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section (f)(iv), for such Additional Shares of Common Stock.

         (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of Section (f), the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officers certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officers certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section
(d), and the Company shall, forthwith after each such adjustment, mail, by certified mail, a copy of such certificate to the Holder or any such holder.

         (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d), at least fifteen (15) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (i) RECLASSIFICATION, REORGANIZATION, CONSOLIDATION, MERGER OR SALE. In case of any reclassification or capital reorganization of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which merger the Company is the continuing corporation and which does not result in any reclassification or capital reorganization





                                       7.

of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety (an "ORGANIC CHANGE"), the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder or any holder of a Warrant executed and/or delivered pursuant to Section (a) or Section (d) shall have the right thereafter by exercising the Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such Organic Change. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. Any such provision shall include provision or adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in the Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive Organic Changes.

         (j) SECURITIES LAW COMPLIANCE.

                  (i) The Holder of the Warrant, by acceptance hereof, acknowledges that the Warrant and the shares of Common Stock to be issued upon exercise hereof or conversion thereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell, transfer, assign or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof or conversion thereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "ACT") or any state securities laws. Upon exercise of the Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

                  (ii) If appropriate, the Warrant and any Warrants issued upon partial exercise or substitution or upon assignment or transfer pursuant to Section (a) or Section (d), as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with legends setting forth the restrictions on transfer arising under applicable federal and state securities laws.

         (k) RIGHT TO CONVERT WARRANT INTO COMMON STOCK.

                  (i) RIGHT TO CONVERT. The Holder shall have the right to require the Company to convert this Warrant provided in this Section (k), into Common Stock (the "NET CONVERSION RIGHT"). Upon exercise of the Net Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of this Warrant at the time the Net Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Net Conversion Right from the aggregate fair market value of the shares of





                                       8.

Common Stock issuable upon exercise of this Warrant immediately prior to the exercise of the Net Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Net Conversion Right.

                  (ii) METHOD OF EXERCISE. The Net Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Net Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Net Conversion Right shall be delivered to the Holder within five (5) days following the Company's receipt of this Warrant together with the aforesaid written statement.

                  (iii) DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section (k), fair market value of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall be determined in accordance with the following:

                           (1) If the Common Stock is listed on a national
securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ National Market System, the fair market value shall be the average of the closing price of the Common Stock on such exchange or system for each of the last five (5) business days prior to the date of exercise of this Warrant;

                           (2) If the Common Stock is not so listed or admitted
to unlisted trading privileges, the fair market value shall be the average of the closing price reported by the National Quotation Bureau, Inc., for each of the last five (5) business days prior to the date of the exercise of this Warrant; or

                           (3) If the Common Stock is not so listed or admitted
to unlisted trading privileges and bid and asked prices are not so reported, the fair market value shall be an amount determined in good faith by the Board of Directors of the Company which shall not be less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         (l) ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then current Holder of the Warrant being exercised.

         (m) CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

         (n) MARKET STAND-OFF AGREEMENT. The Company (or a representative of the underwriters) may, in connection with an underwritten registration of the offering of any securities of the Company under the Act, require that the Holder not sell, dispose of (other than to donees who agree to be similarly bound), transfer, make any short sale of, grant any option for






                                       9.

the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock or other securities of the Company held by the undersigned, for a period of time specified by the underwriters(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Act relating to the Company's initial public offering and not to exceed ninety (90) days following a subsequent underwritten registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Common Stock or other securities held by the Holder until the end of such period.

         (o) AMENDMENTS. Neither the Warrant nor any term hereof may be changed, waived, discharged or terminated without the prior written consent of the Holder.

         (p) NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of any Holder.

         (q) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of Colorado, without regard to the conflict of law provisions therein.

         (r) NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, addressed (a) if to the Holder, to BT Alex. Brown Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: Thomas Hitchner, or (b) if to the Company, to 1155 Kelly Johnson Blvd., Suite 400, Colorado Springs, Colorado 80920, or at such other address as to the Company shall have furnished to the Holder in writing.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]






                                      10.

         IN WITNESS WHEREOF, USA.NET, Inc. has caused this Warrant to be executed by its officer thereunto duly authorized.



Dated:  August 12, 1998


                                        COMPANY:  USA.NET, INC.



                                        By: /s/ JOHN W. STREET
                                           -------------------------------

                                        Name: John W. Street
                                             -----------------------------

                                        Title: President, CEO
                                              ----------------------------





                                      11.

                                  PURCHASE FORM



                                                     Dated _____________, 19____



         The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ______ shares of Common Stock of USA.NET, Inc., and hereby makes payment of $________, in cash, in payment of the exercise price thereof.

         The undersigned hereby irrevocably elects to exercise its rights pursuant to this Warrant to the extent of purchasing ____ shares of Common Stock and hereby authorizes you to deliver such shares of Common Stock for sale to ________, and to retain from the proceeds of such sale $________, in cash, in payment of the exercise price thereof and to remit to the undersigned the balance of such proceeds.



                        -------------------------------



                     INSTRUCTIONS FOR REGISTRATION OF STOCK



Name:
     --------------------------------------------------------------
                  (Please typewrite or print in block letters)



Address:
       ------------------------------------------------------------



Signature:
         ----------------------------------------------------------

                                 ASSIGNMENT FORM



         FOR VALUE RECEIVED, _____________________________________ hereby sells, assigns and transfers unto

Name:
     --------------------------------------------------------------
                  (Please typewrite or print in block letters)



Address:
       ------------------------------------------------------------

the right to purchase Common Stock of USA.NET, Inc. (the "COMPANY"), represented by this Warrant to the extent of ______ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint
_______________________ as Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.



Date:_____________, 19___



Signature:
          --------------------------------------------